SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 12, 2008
H. J. HEINZ COMPANY
(Exact Name of Registrant as Specified in Charter)
PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

1-3385	25-0542520
(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh,
Pennsylvania	15219
(Address of Principal Executive Offices	(Zip Code)
Registrant’s telephone number, including area doe: 412-456-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION
     On March 13, 2008, H.J. Heinz Company filed with the Commonwealth of Pennsylvania’s Department of State Corporation Bureau a Statement of Change of Registered Office, which is attached hereto as Exhibit 3(i), and which has the effect of amending the Second Amended and Restated Articles of Incorporation.
Item 9.01. Financial Statement and Exhibits.

Exhibit
Number	Description

3(i)	H.J. Heinz Company Statement of Change of Registered Office.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H. J. HEINZ COMPANY
Date: March 17, 2008	By:	/s/ Theodore N. Bobby
		Name:	Theodore N. Bobby
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3(i)	H.J. Heinz Company Statement of Change of Registered Office.